                                                                      Exhibit 24

                         DIRECTOR'S POWER OF ATTORNEY
                (Form S-3 for the Issuance of Debt Securities)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-3 relating to the issuance of debt securities and any related amendments (including post-effective amendments) and/or supplements to said Form S-3; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 10th day of February, 2000.



                                    /s/ Richard A. Abdoo
                                    --------------------
                                    Richard A. Abdoo

                         DIRECTOR'S POWER OF ATTORNEY
                (Form S-3 for the Issuance of Debt Securities)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-3 relating to the issuance of debt securities and any related amendments (including post-effective amendments) and/or supplements to said Form S-3; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 10th day of February, 2000.



                                    /s/ Oscar C. Boldt
                                    ------------------
                                    Oscar C. Boldt

                         DIRECTOR'S POWER OF ATTORNEY
                (Form S-3 for the Issuance of Debt Securities)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-3 relating to the issuance of debt securities and any related amendments (including post-effective amendments) and/or supplements to said Form S-3; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 10th day of February, 2000.



                                    /s/ Wendell F. Bueche
                                    ---------------------
                                    Wendell F. Bueche

                         DIRECTOR'S POWER OF ATTORNEY
                (Form S-3 for the Issuance of Debt Securities)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-3 relating to the issuance of debt securities and any related amendments (including post-effective amendments) and/or supplements to said Form S-3; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 10th day of February, 2000.



                                    /s/ Jon F. Chait
                                    ----------------
                                    Jon F. Chait

                         DIRECTOR'S POWER OF ATTORNEY
                (Form S-3 for the Issuance of Debt Securities)

     The undersigned director and executive officer of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-3 relating to the issuance of debt securities and any related amendments (including post-effective amendments) and/or supplements to said Form S-3; (ii) generally doing all things in his name and on his behalf in his capacity as a director and executive officer to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 10th day of February, 2000.



                                    /s/ G.H. Gunnlaugsson
                                    ---------------------
                                    G.H. Gunnlaugsson

                         DIRECTOR'S POWER OF ATTORNEY
                (Form S-3 for the Issuance of Debt Securities)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-3 relating to the issuance of debt securities and any related amendments (including post-effective amendments) and/or supplements to said Form S-3; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 21st day of February, 2000.



                                    /s/ Timothy E. Hoeksema
                                    -----------------------
                                    Timothy E. Hoeksema

                         DIRECTOR'S POWER OF ATTORNEY
                (Form S-3 for the Issuance of Debt Securities)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-3 relating to the issuance of debt securities and any related amendments (including post-effective amendments) and/or supplements to said Form S-3; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 10th day of February, 2000.



                                    /s/ Burleigh E. Jacobs
                                    ----------------------
                                    Burleigh E. Jacobs

                         DIRECTOR'S POWER OF ATTORNEY
                (Form S-3 for the Issuance of Debt Securities)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-3 relating to the issuance of debt securities and any related amendments (including post-effective amendments) and/or supplements to said Form S-3; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 10th day of February, 2000.



                                    /s/ Jack F. Kellner
                                    -------------------
                                    Jack F. Kellner

                         DIRECTOR'S POWER OF ATTORNEY
                (Form S-3 for the Issuance of Debt Securities)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-3 relating to the issuance of debt securities and any related amendments (including post-effective amendments) and/or supplements to said Form S-3; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 10th day of February, 2000.



                                    /s/ James F. Kress
                                    ------------------
                                    James F. Kress

                         DIRECTOR'S POWER OF ATTORNEY
                (Form S-3 for the Issuance of Debt Securities)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-3 relating to the issuance of debt securities and any related amendments (including post-effective amendments) and/or supplements to said Form S-3; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 10th day of February, 2000.



                                    /s/ D.J. Kuester
                                    ----------------
                                    D.J. Kuester

                         DIRECTOR'S POWER OF ATTORNEY
                (Form S-3 for the Issuance of Debt Securities)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of: (i) executing in her name and on her behalf Marshall & Ilsley Corporation's Registration Statement on Form S-3 relating to the issuance of debt securities and any related amendments (including post-effective amendments) and/or supplements to said Form S-3; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 10th day of February, 2000.



                                    /s/ Katharine C. Lyall
                                    ----------------------
                                    Katharine C. Lyall

                         DIRECTOR'S POWER OF ATTORNEY
                (Form S-3 for the Issuance of Debt Securities)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-3 relating to the issuance of debt securities and any related amendments (including post-effective amendments) and/or supplements to said Form S-3; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 10th day of February, 2000.



                                    /s/ Edward L. Meyer, Jr.
                                    ------------------------
                                    Edward L. Meyer, Jr.

                         DIRECTOR'S POWER OF ATTORNEY
                (Form S-3 for the Issuance of Debt Securities)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-3 relating to the issuance of debt securities and any related amendments (including post-effective amendments) and/or supplements to said Form S-3; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 10th day of February, 2000.



                                    /s/ Don R. O'Hare
                                    -----------------
                                    Don R. O'Hare

                         DIRECTOR'S POWER OF ATTORNEY
                (Form S-3 for the Issuance of Debt Securities)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-3 relating to the issuance of debt securities and any related amendments (including post-effective amendments) and/or supplements to said Form S-3; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 10th day of February, 2000.



                                    /s/ San W. Orr, Jr.
                                    -------------------
                                    San W. Orr, Jr.

                         DIRECTOR'S POWER OF ATTORNEY
                (Form S-3 for the Issuance of Debt Securities)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-3 relating to the issuance of debt securities and any related amendments (including post-effective amendments) and/or supplements to said Form S-3; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.


  Dated this 10th day of February, 2000.



                                    /s/ Peter M. Platten, III
                                    -------------------------
                                    Peter M. Platten, III

                         DIRECTOR'S POWER OF ATTORNEY
                (Form S-3 for the Issuance of Debt Securities)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-3 relating to the issuance of debt securities and any related amendments (including post-effective amendments) and/or supplements to said Form S-3; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.


  Dated this 10th day of February, 2000.



                                    /s/ Robert A. Schaefer
                                    ----------------------
                                    Robert A. Schaefer

                         DIRECTOR'S POWER OF ATTORNEY
                (Form S-3 for the Issuance of Debt Securities)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-3 relating to the issuance of debt securities and any related amendments (including post-effective amendments) and/or supplements to said Form S-3; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.


  Dated this 10th day of February, 2000.



                                    /s/ John S. Shiely
                                    ------------------
                                    John S. Shiely

                         DIRECTOR'S POWER OF ATTORNEY
                (Form S-3 for the Issuance of Debt Securities)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-3 relating to the issuance of debt securities and any related amendments (including post-effective amendments) and/or supplements to said Form S-3; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.


  Dated this 10th day of February, 2000.



                                    /s/ Stuart W. Tisdale
                                    ---------------------
                                    Stuart W. Tisdale

                         DIRECTOR'S POWER OF ATTORNEY
                (Form S-3 for the Issuance of Debt Securities)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-3 relating to the issuance of debt securities and any related amendments (including post-effective amendments) and/or supplements to said Form S-3; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.


  Dated this 10th day of February, 2000.



                                    /s/ George E. Wardeberg
                                    -----------------------
                                    George E. Wardeberg

                         DIRECTOR'S POWER OF ATTORNEY
                (Form S-3 for the Issuance of Debt Securities)

     The undersigned director and executive officer of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-3 relating to the issuance of debt securities and any related amendments (including post-effective amendments) and/or supplements to said Form S-3; (ii) generally doing all things in his name and on his behalf in his capacity as a director and executive officer to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.


  Dated this 10th day of February, 2000.



                                    /s/ J.B. Wigdale
                                    ----------------
                                    J.B. Wigdale

                         DIRECTOR'S POWER OF ATTORNEY
                (Form S-3 for the Issuance of Debt Securities)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-3 relating to the issuance of debt securities and any related amendments (including post-effective amendments) and/or supplements to said Form S-3; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.


  Dated this 10th day of February, 2000.



                                    /s/ James O. Wright
                                    -------------------
                                    James O. Wright

                         DIRECTOR'S POWER OF ATTORNEY
                (Form S-3 for the Issuance of Debt Securities)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-3 relating to the issuance of debt securities and any related amendments (including post-effective amendments) and/or supplements to said Form S-3; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.


  Dated this 10th day of February, 2000.



                                    /s/ Gus A. Zuehlke
                                    ------------------
                                    Gus A. Zuehlke